Exhibit 10.3
GRANT OF SECURITY INTEREST IN
UNITED STATES TRADEMARKS AND PATENTS
     FOR GOOD AND VALUABLE CONSIDERATION, receipt and sufficiency of which are hereby acknowledged, WELLMAN, INC. and Fiber Industries, Inc., each Delaware corporations having their principal offices at 1041 521 Corporate Center Drive, Fort Mill, South Carolina (the “Grantors”), as debtors and debtors in possession, hereby grant to Deutsche Bank Trust Company Americas, as Collateral Agent, with principal offices at 60 Wall Street, New York, New York, (the “Grantee”), a security interest in (i) all of the Grantors’ right, title and interest in and to the United States trademarks, trademark registrations and trademark applications (the “Marks”) set forth on Schedule A attached hereto, (ii) all of the Grantors’ right, title and interest in and to the United States patents (the “Patents”) set forth on Schedule B attached hereto, in each case together with (iii) all Proceeds (as such term is defined in the Security Agreement referred to below) of the Marks and Patents, (iv) the goodwill of the businesses symbolized by the Marks and (v) all causes of action arising prior to or after the date hereof for infringement of any of the Marks and Patents or unfair competition regarding the same. Notwithstanding the foregoing, no security interest shall be deemed to be granted in any trademark application filed on an intent-to-use basis until such time as a statement of use has been filed and accepted by the United States Patent and Trademark Office.
     THIS GRANT is made to secure the full and prompt performance and payment of all the Obligations of the Grantors, as such term is defined in the Credit Agreement among the Grantors, the other borrowers party thereto, the other lenders party thereto and the Grantee, dated as of February 26, 2008 (as amended, restated, supplemented or otherwise modified from time to time). Upon the occurrence of the Termination Date (as defined in the Security Agreement), the Grantee shall, upon such satisfaction, execute, acknowledge, and deliver to the Grantors an instrument in writing releasing the security interest in and re-assigning the Marks and Patents acquired under this Grant to the Grantors.
     This Grant has been granted in conjunction with the security interest granted to the Grantee under the Security Agreement between the Grantors, the other assignors party thereto and the Grantee, dated as of February 26, 2008 (the “Security Agreement”). The rights and remedies of the Grantee with respect to the security interest granted herein are more fully set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this Grant are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.
[signature page follows]

     IN WITNESS WHEREOF, the undersigned have executed this Grant of Security Interest as of the 26th day of February, 2008.

WELLMAN, INC., as Grantor

By:	/s/ Keith R. Phillips

Name:

Title:

FIBER INDUSTRIES, INC., as Grantor

By:	/s/ Keith R. Phillips

Name:

Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Grantee

By:	/s/ Marguerite Sutton
Name:	Marguerite Sutton
Title:	Director

By:	/s/ David J. Bell
Name:	David J. Bell
Title:	Managing Director

STATE OF New York)
                                     ) ss.:
COUNTY OF New York            )
On this 22 day of February, 2008 before me personally came Marguerite Sutton, who being duly sworn, did depose and say that s/he is Director of deutsche Bank Trust Company Americas, that s/he is authorized to execute the foregoing Grant of Security Interest on behalf of said corporation and that s/he did so by authority of the Board of Directors of said corporation.
/s/ Maureen E. Thomas
Notary Public
Maureen E. Thomas
Notary Public – State of New York
No. 01TH6098264
Qualified in Bronx County
Certified in New York County
My Commission Expires 9/08/2011

STATE OF New York	)

) ss.:

COUNTY OF New York	)
On this 22 day of February, 2008 before me personally came David J. Bell who, being by me duly sworn, did state as follows: that s/he is Managing Director of Deutsche Bank Trust Company Americas that s/he is authorized to execute the foregoing Grant of Security Interest on behalf of said corporation and that s/he did so by authority of the Board of Directors of said corporation.
/s/ Maureen E. Thomas
Notary Public
Maureen E. Thomas
Notary Public – State of New York
No. 01TH6098264
Qualified in Bronx County
Certified in New York County
My Commission Expires 9/08/2011